CRESTFUNDS, INC.
                         Trust Class

            Supplement dated August 14, 1998 to the
                Prospectus dated March 31, 1998

     On July 20, 1998, the Board of Directors of CrestFunds, Inc. (the "Company") adopted a shareholder service plan (the "Plan") for Trust Class shares (the "Shares") of the following Portfolios of the Fund: Limited Term Bond Fund; Intermediate Bond Fund; Government Bond Fund; Maryland Municipal Bond Fund; Virginia Intermediate Municipal Bond Fund; Virginia Municipal Bond Fund (the "Bond Funds"); Value Fund; Capital Appreciation Fund; and Special Equity Fund (the "Equity Funds" and, together with the Bond Funds, the "Portfolios").

     Under the Plan, firms that provide shareholder and administrative services may receive compensation therefor. Under the Plan, SEI Investments Distribution Co. (the "Distributor") may provide those services itself or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor currently intends to enter into an arrangement with Crestar Bank, a Virginia banking corporation and an affiliate of the Company's investment adviser, whereby Crestar Bank would provide such services.

     Under the Plan, a Portfolio may pay the Distributor a negotiated fee at a rate of up to .25% annually of the average daily net assets of such Portfolio attributable to the Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client sub-accounts; providing information on share positions to clients; arranging for bank wires; responding to client inquiries concerning services provided for investments; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; changing dividend options, account designations and addresses; providing sub-accounting; and processing dividend payments. The Plan will become effective on September 30, 1998.

     Administration fees are being paid to SEI Fund Resources at an annualized rate of .04% for the Government Bond Fund and .06% for the Virginia Municipal Bond Fund. Total Operating Expenses as a percentage of average daily net assets for each of these Funds are not expected to increase as a result of this payment of administration fees.

     The following replaces the "Summary of Fund Expenses" section on page 3 of the Trust Class Prospectus:

"Summary of Fund Expenses"

     The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of the tables is to assist investors in understanding the various costs and expenses that an investor in Trust Class shares would bear directly or indirectly. Investors should consider this expense information for the Funds along with other important information in this Prospectus, including each Fund's investment objective, financial highlights and, where available, past performance. As is more fully described under the heading "How to Purchase, Exchange and Redeem Shares," Trust Class shares of the Funds are currently available, without payment of any sales charge, to qualified individual or institutional customers whose assets are managed and/or administered by the Crestar Investment Group. Trust Class shares of the money market funds are also offered to qualified individuals or institutional customers who have qualified cash management (or "sweep") accounts with Crestar Bank or one of its bank affiliates. Such relationships may involve the payment of account or service fees not reflected in the tables below.

Annual Fund Operating Expenses (as a percentage of average daily net assets) - Net of Waivers and/or Reimbursement:

                                                        Total
                         Advisory   12b-1    Other    Operating
Fund                       Fee+     Fees+  Expenses+  Expenses+

Cash Reserve Fund.......   .38%      0%      .27%       .65%
U.S. Treasury Money
  Fund..................   .40       0       .25        .65
Tax Free Money Fund.....   .40       0       .26        .66
Limited Term Bond Fund..   .50       0       .30        .80
Intermediate Bond Fund..   .60       0       .32        .92
Government Bond Fund....   .50       0       .21        .71
Maryland Municipal Bond
  Fund..................   .22       0       .46        .68
Virginia Intermediate
  Municipal Bond Fund...   .50       0       .33        .83
Virginia Municipal
  Bond Fund.............   .50       0       .24        .74
Value Fund..............   .75       0       .37       1.12
Capital Appreciation
  Fund..................   .75       0       .37       1.12
Special Equity Fund.....   .75       0       .36       1.11

+ Net of waivers and reimbursement.

Example:  You would pay the following expenses on a $1,000
investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fund                        1 Year  3 Years  5 Years  10 Years

Cash Reserve Fund.........    $7      $21      $36       $81
U.S. Treasury Money Fund..     7       21       36        81
Tax Free Money Fund.......     7       21       37        82
Limited Term Bond Fund....     8       26       44        99
Intermediate Bond Fund....     9       29       51       113
Government Bond Fund......     7       23       40        88
Maryland Municipal Bond
  Fund....................     7       22       38        85
Virginia Intermediate
  Municipal Bond Fund.....     8       26       46       103
Virginia Municipal Bond
  Fund....................     8       24       41        92
Value Fund................    11       36       62       136
Capital Appreciation
  Fund....................    11       36       62       136
Special Equity Fund.......    11       35       61       135

Explanation of Table:

Annual Fund Operating Expenses. Advisory fees are paid by the Funds to Crestar Asset Management Company (the "Adviser") for managing the Funds' investments and business affairs (see "Advisory and Related Agreements - Adviser"). The Funds pay administration fees at an annualized rate of .15% to SEI Fund Resources (the "Administrator") for administrative services. Effective September 30, 1998 the Funds will pay a shareholder service plan fee at an annualized rate of up to .25% to SEI Investments Distribution Co. (the "Distributor") for the following funds: Limited Term Bond Fund; Intermediate Bond Fund; Government Bond Fund; Maryland Municipal Bond Fund; Virginia Intermediate Municipal Bond Fund; Virginia Municipal Bond Fund; Value Fund; Capital Appreciation Fund; and Special Equity Fund.

Absent fee waivers, advisory fees for the Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund would be .60% for each Fund. Absent fee waivers, 12b-1 Fees would be .15% for each Fund. Absent the partial waiver of administration fees, Other Expenses would be .30% for the Government Bond Fund and .35% for the Virginia Municipal Bond Fund. Absent the waiver of shareholder servicing plan fees, Other Expenses would be .50%, .52%, .41%, .66%, .53%, .44%, .52%,
 .52%, and .51% for the Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, respectively. Absent all fee waivers, Total Operating Expenses would be .80% for the Cash Reserve Fund, .80% for the U.S. Treasury Money Fund and .81% for the Tax Free Money Fund, and 1.15%, 1.27%, 1.31%, 1.41%, 1.18%, 1.34%, 1.42%, 1.42%,
and 1.41% for the Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, respectively. Please refer to the sections "Advisory and Related Agreements - Administrator and Distributor," "Advisory and Related Agreements - Transfer Agent and Custodian" and "Other Expense Information." The information contained in the table and example above relates only to Trust Class shares; expenses for Trust Class shares differ from those of A Shares and B Shares. See "Description of Common Stock." Advisory fees and Other Expenses are reflected in each Fund's share price and are not charged directly to individual shareholder accounts.

Example. The hypothetical example illustrates the expenses associated with a $1,000 investment in Trust Class shares over periods of 1, 3, 5 and 10 years based on the expenses in the table above and an assumed annual return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which may vary."


At the section "INVESTMENT POLICIES - VALUE FUND AND CAPITAL
APPRECIATION FUND" on page 18 of the Prospectus, replace the first sentence with the following:

     Value Fund and Capital Appreciation Fund each will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock.


At the section "PRICING OF SHARES" on page 21 of the Prospectus, replace the second sentence of the third paragraph with:

     Securities traded only on over-the-counter markets are valued on the basis of last sale price.


At the end of the section "THE ADVISOR" on page 27 of the Prospectus, add the following:

     On July 20, 1998, it was announced that Crestar Financial Corporation ("Crestar"), the parent of Crestar Bank which is the parent of Crestar Asset Management Corporation ("CAMCO"), the Funds' investment advisor, and SunTrust Banks, Inc. ("SunTrust"), have signed a definitive agreement for the acquisition of Crestar by SunTrust. Subject to certain conditions being met, it is currently anticipated that Crestar will become a wholly-owned subsidiary of SunTrust in the fourth quarter of 1998.


         RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                     CRESTFUNDS, INC.
                      Investors Class

           Supplement dated August 14, 1998 to the
               Prospectus dated March 31, 1998


At the section "SUMMARY OF FUND EXPENSES" on page 3 of the Prospectus, add the following:

     Administration fees are being paid to SEI Fund Resources at an annualized rate of .04% for the Government Bond Fund and .06% for the Virginia Municipal Bond Fund. Total Operating Expenses as a percentage of average daily net assets for each of these Funds are not expected to increase as a result of this payment of administration fees.


At the section "INVESTMENT POLICIES - VALUE FUND AND CAPITAL
APPRECIATION FUND" on page 21 of the Prospectus, replace the first sentence with the following:

     Value Fund and Capital Appreciation Fund each will invest primarily in domestic and foreign common stock and in securities convertible into common stock, such as convertible bonds and convertible preferred stock.


At the section "PRICING OF SHARES" on page 24 of the Prospectus, replace the second sentence of the third paragraph with the following:

     Securities traded only on over-the-counter markets are valued on the basis of last sale price.


At the end of the section "THE ADVISER" on page 35 of the Prospectus, add the following:

     On July 20, 1998 it was announced that Crestar Financial Corporation ("Crestar"), the parent of Crestar Bank which is the parent of Crestar Asset Management Corporation ("CAMCO"), the Funds' investment adviser, and SunTrust Banks, Inc. ("SunTrust"), have signed a definitive agreement for the acquisition of Crestar by SunTrust. Subject to certain conditions being met, it is currently anticipated that Crestar will become a wholly-owned subsidiary of SunTrust in the fourth quarter of 1998.



            RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE